UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 2013

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(859) 572-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07           Submission of Matters to a Vote of Security Holders

(a) On May 16, 2013, General Cable Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders.

(b) The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities Exchange Commission on March 28, 2013.  The results of the stockholder vote are as follows:

Proposal 1 — Election of a Director

The stockholders elected each of the following nominees to serve as a director to hold office until the 2013 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Gregory B. Kenny	42,285,774	845,947	2,486,247	2,486,247
Gregory E. Lawton	39,417,086	3,714,635	2,486,247	2,486,247
Craig P. Omtvedt	39,165,532	3,966,189	2,486,247	2,486,247
Patrick M. Prevost	39,531,906	3,599,815	2,486,247	2,486,247
Robert L. Smialek	39,413,588	3,718,133	2,486,247	2,486,247
John E. Welsh, III	39,433,951	3,697,770	2,486,247	2,486,247

Proposal 2 — Ratification of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, to Audit General Cable’s 2013 Consolidated Financial Statements and Internal Controls Over Financial Reporting

The stockholders ratified the appointment of Deloitte & Touche LLP to audit the Company’s 2013 consolidated financial statements and internal controls over financial reporting.

For	Against	Abstain
44,724,623	641,131	252,214

Proposal 3 — Advisory Vote on Executive Compensation

The stockholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and the Summary Compensation Table contained in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
41,972,546	890,157	269018	2,486,247

Proposal 4 — Re-approval of the Performance Goals under the 2008 Annual Incentive Plan

     The stockholders approved a resolution reapproving the performance goals under the General Cable Corporation 2008 Incentive Plan, as amended and restated.

For	Against	Abstain	Broker Non-Votes
42,175,040	536,615	420,066	2,486,247

Item 7.01          Regulation FD Disclosure.

              On May 20, 2013, the Company issued a press release announcing that its Board of Directors (the “Board”) has approved the payment of a quarterly dividend of $0.18 per share to be paid on June 28, 2013 to all shareholders of record as of June 10, 2013 and the extension of the Company’s existing $125 million, one-year share repurchase program adopted in October 2012 through the end of fiscal year 2013.  The Company also disclosed that it intends to pay quarterly dividends on its common shares subject to, among other things, the best interest of its shareholders, results of operations, cash balances and future cash requirements, financial condition, and other factors that may be relevant.

             A copy of the Press Release is furnished herewith as Exhibit 99 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

  List below the financial statements, pro forma financial information and exhibits, if any, furnished as part of this report.

  (d)   The Exhibit furnished in this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

May 20, 2013	By:	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit		Method
Number	Description	of Filing

99	General Cable Corporation Press Release dated May 20, 2013	Furnished Herewith

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